UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2025

Aditxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39336	82-3204328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2569 Wyandotte Street, Suite 101, Mountain View, CA	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 870-1200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On June 20, 2025, Amro Albanna, the Chief Executive Officer of Aditxt, Inc. (the “Company”) and Shahrokh Shabahang, the Chief Innovation Officer of the Company loaned $90,000 and $100,000, respectively, to the Company. The loans were each evidenced by an unsecured promissory note (the “Note”), each of which will accrue interest at the Prime rate of seven and one-half percent (7.5%) per annum and is due on the earlier of July 20, 2025 or an Event of Default (as defined in the Note).

The foregoing description of the Note is qualified in its entirety by reference to the text of the Note, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in “Item 1.01 Entry into a Material Definitive Agreement” relating to the issuance of the Notes is incorporated by reference herein in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in “Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” relating to the issuance of the Notes is incorporated by reference herein in its entirety. The Company issued the Notes in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act.

In connection with the Services Agreement (defined below), the Company issued a warrant (the “Warrant”) to a Consultant to purchase up to 600,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at an exercise price of $2.00 per share for a term of two years. A holder of the Warrant (together with its affiliates) may not exercise any portion of the Warrant to the extent that the holder would own more than 4.99% (or, at the election of the holder 9.99%) of the Company’s outstanding Common Stock immediately after exercise. The Company issued the Warrant in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act.

The foregoing description of the Warrant is qualified in its entirety by reference to the text of the Warrant, a copy of which is filed as Exhibit 4.1 hereto and incorporated by reference herein.

Item 8.01 Other Events.

On June 24, 2025, the Company entered into a marketing services agreement (the “Services Agreement”) with a consultant (the “Consultant”), pursuant to which the Consultant agreed to provide certain investor marketing services to the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
4.1	Form of Warrant
10.1	Form of Unsecured Promissory Note dated June 20, 2025
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADITXT, INC.

Date: June 25, 2025	By:	/s/ Amro Albanna
Amro Albanna
Chief Executive Officer

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